Dreyfus
New Jersey Municipal
Bond Fund, Inc.

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus New Jersey Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New Jersey Municipal Bond Fund, Inc., covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

The past year has been challenging for municipal bond investors. Robust economic growth fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of interest and principal payments for both taxable and tax-exempt bonds. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation.

The municipal bond marketplace was also subject to adverse supply-and-demand influences, which caused tax-exempt securities to decline more sharply than comparable taxable securities during the reporting period. Lackluster demand for tax-exempt securities from corporations and institutions more than offset the positive effects of reduced supply and greater demand from individual investors. By year-end, tax-exempt fixed-income securities were providing a historically high percentage of the yield of comparable maturity U.S. Treasury securities, making them a very good value, in our opinion, for investors seeking tax-exempt income.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus New Jersey Municipal Bond Fund, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus New Jersey Municipal Bond Fund, Inc. perform during the period?

For the one-year period ended December 31, 1999, the fund produced a -4.24% total return.(1) In comparison, the Lipper New Jersey Municipal Debt Funds category average provided a -4.61% total return(2) for the same period.

We attribute the fund's negative absolute performance to a declining municipal bond market in a rising interest-rate environment. The fund' s modest outperformance compared to its benchmark is primarily the result of our duration management strategy, in which we made the fund less sensitive to changing interest rates and thus muted the negative impact of higher rates during the second half of the year.

What is the fund's investment approach?

Our goal is to seek as high a level of current income exempt from federal and New Jersey personal income taxes as is consistent with the preservation of capital.

To achieve this objective, we have continued to employ two primary strategies. First, because New Jersey issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors in the bond market. We look at such criteria as the bond' s yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for investment-grade bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we generally do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

The fund was adversely affected by rising interest rates and a fall-off in demand for municipal securities from institutional investors during 1999.

Just before the reporting period began, investors were concerned about the potentially adverse effects of the global financial crisis. In response, the Federal Reserve Board reduced short-term interest rates last fall in an attempt to stimulate global economic growth. Its strategy apparently was effective, because overseas economies began to recover early in 1999, and the growth of the U.S. economy was stronger than most analysts expected. Municipal bond yields and prices stabilized in this environment.

In the second through fourth quarters of 1999, however, strong economic growth in both domestic and overseas markets raised concerns among fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999 in an attempt to forestall a reacceleration of inflation. This
change   in   monetary   policy   caused   prices   of   most  bonds  to  fall.

Municipal bond prices generally fell faster than prices of taxable U.S. Treasury securities because of supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and hedge funds participated less in the tax-exempt market over the past year, which reduced overall demand and drove municipal bond yields higher. As a result, municipal bonds -- including those from New Jersey issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.


What is the fund's current strategy?

We focused primarily on maintaining the fund's average duration in a rising interest-rate environment. Accordingly, we reduced our exposure to bonds that we considered most vulnerable to higher interest rates, especially those at the lower end of the investment-grade credit quality range. We also reduced our exposure to bonds issued by hospitals because of uncertainty surrounding
legislation   that   could   adversely   affect   their   Medicare   payments.

We attempted to reinvest the proceeds from those sales in tax-exempt bonds with defensive characteristics, including investment-grade, intermediate-term bonds that have provisions preventing them from being redeemed by their issuers within the next several years. Bonds with these characteristics generally performed better than bonds without such protection in 1999. On the other hand, returns were hurt by our relatively modest holdings of zero-coupon and discount bonds, which were particularly hard-hit.

In December, we increased our cash reserves to maintain liquidity amid year-end and potential Y2K pressures. This cash position is also intended to help us
capture   attractive   values  as  they  arise  in  the  early  part  of  2000.

January 14, 2000

     (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
          (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. RETURN FIGURES
          PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     (2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New Jersey Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99


                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           (4.24)%             5.63%             6.26%


(+)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC. ON 12/31/89 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW JERSEY MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW JERSEY MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 1999


                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.9%                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--84.4%

Atlantic County Utilities Authority,

  Solid Waste System Revenue:

      7%, 3/1/2008                                                                            4,250,000                4,221,610

      7.125%, 3/1/2016                                                                        6,650,000                6,582,502

City of Camden:

   Zero Coupon, 2/15/2010 (Insured; FSA)                                                      2,500,000                1,432,750

   Zero Coupon, 2/15/2012 (Insured; FSA)                                                      4,585,000                2,304,834

Cherry Hill Township School District:

   4.75%, 2/15/2018 (Insured; FSA)                                                            1,250,000                1,080,575

   4.75%, 2/15/2019 (Insured; FSA)                                                            1,347,000                1,152,103

Clearview Regional High School District

   5.375%, 8/1/2015 (Insured; FGIC)                                                           3,625,000                3,535,245

Delaware River and Bay Authority, Revenue

   5.25%, 1/1/2026 (Insured; FGIC)                                                            5,000,000                4,482,200

Delaware River Port Authority, Highway Toll Revenue

   5.50%, 1/1/2026 (Insured; FGIC)                                                              500,000                  463,890

East Orange:

   Zero Coupon, 8/1/2010 (Insured; FSA)                                                       4,240,000                2,392,420

   Zero Coupon, 8/1/2011 (Insured; FSA)                                                       2,500,000                1,322,275

East Orange Board of Education, COP, LR:

   Zero Coupon, 2/1/2015 (Insured; FSA)                                                       1,420,000                  586,858

   Zero Coupon, 8/1/2016 (Insured; FSA)                                                       1,425,000                  535,059

   Zero Coupon, 8/1/2019 (Insured; FSA)                                                       1,000,000                  305,660

   Zero Coupon, 2/1/2021 (Insured; FSA)                                                       2,845,000                  786,045

   Zero Coupon, 2/1/2026 (Insured; FSA)                                                       1,845,000                  371,011

   Zero Coupon, 2/1/2028 (Insured; FSA)                                                       2,845,000                  505,215

Essex County Improvement Authority, Revenue:

  Lease:

    7%, 12/1/2020

         (Prerefunded 12/1/2000) (Insured; AMBAC)                                             4,000,000  (a)           4,184,160

      (County Correctional Facility Project)

         5.70%, 1/1/2027 (Insured; FGIC)                                                      2,900,000                2,792,265

   Water (Utility System - Orange Franchise)

      5.75%, 7/1/2027 (Insured; MBIA)                                                         1,500,000                1,454,310

Evesham Township Board of Education, COP,

  Lease Purchase Agreement 6.875%, 9/1/2011

   (Prerefunded 9/1/2001) (Insured; FGIC)                                                     3,050,000  (a)           3,222,965

Gloucester County Industrial Pollution Control Financing

  Authority, Industrial Revenue (Mobil Oil Refining

  Corp. Project) 5.625%, 12/1/2028

   (Guaranteed; Mobil Oil Refining Corp.)                                                     1,000,000                  942,880

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Gloucester Township Municipal Utilities Authority, Sewer

   Revenue 5.65%, 3/1/2018 (Insured; AMBAC)                                                   2,530,000                2,497,844

Howell Township 6.80%, 1/1/2014 (Insured; FGIC)                                               5,000,000                5,272,150

Hudson County Improvement Authority:

  Facility Lease Revenue 7.67%, 12/1/2025

      (Prerefunded 12/1/2002) (Insured; FGIC)                                                13,835,000  (a,b,c)      15,354,360

   MFHR (Conduit Financing - Observer Park Project)

      6.90%, 6/1/2022 (Insured; FNMA)                                                         4,190,000                4,330,868

Jersey City:

   Zero Coupon, 5/15/2010 (Insured; FSA)                                                      4,745,000                2,703,179

   6%, 10/1/2008 (Insured; AMBAC)                                                             2,490,000                2,649,982

   6%, 10/1/2009 (Insured; AMBAC)                                                             1,890,000                2,009,826

Middlesex County Improvement Authority, Revenue

  Utility System (Perth Amboy Project):

      Zero Coupon 9/1/2020 (Insured; AMBAC)                                                   5,000,000                1,414,200

      Zero Coupon 9/1/2022 (Insured; AMBAC)                                                   5,000,000                1,246,000

State of New Jersey:

   6%, 7/15/2010                                                                              7,400,000                7,906,456

   5%, 2/1/2014                                                                               9,190,000                8,635,935

   6.725%, 2/1/2014                                                                           5,000,000  (b,c)         4,397,100

New Jersey Economic Development Authority, Revenue:

  (Community Mental Health Loan Program)

      8.50%, 7/1/2017                                                                         6,885,000                7,271,593

   (Department of Human Services):

      6.10%, 7/1/2017                                                                         4,370,000                4,318,696

      6.25%, 7/1/2024                                                                         1,700,000                1,667,632

   District Heating and Cooling

      (Trigen - Trenton District Energy Co. L.P. Project):

         6.10%, 12/1/2004                                                                     2,815,000                2,823,698

         6.20%, 12/1/2007                                                                     2,725,000                2,676,985

   Economic Development:

      (American Airlines Inc. Project) 7.10%, 11/1/2031                                       2,855,000                2,933,427

      (Tevco Inc. Project)

         8.125%, 10/1/2009 (LOC; Credit Lyonnais)                                             2,500,000                2,577,625

      (United Methodist Homes of New Jersey Obligation)

         5.50%, 7/1/2019                                                                      2,500,000                2,131,450

   (Educational Testing Service)

      4.75%, 5/15/2025 (Insured; MBIA)                                                        1,500,000                1,241,040

   First Mortgage (The Evergreens)

      9.25%, 10/1/2022 (Prerefunded 10/1/2002)                                                4,900,000  (a)           5,538,323

   Health, Hospital and Nursing Home:

      First Mortgage (Cadbury Corp. Project)

         5.50%, 7/1/2018 (Insured; ACA)                                                       1,000,000                  903,720


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority,
  Revenue (continued):

  Health, Hospital and Nursing Home (continued):

    (Hillcrest Health Service):

         Zero Coupon, 1/1/2012 (Insured; AMBAC)                                               1,000,000                  509,150

         Zero Coupon, 1/1/2013 (Insured; AMBAC)                                               1,000,000                  475,850

         Zero Coupon, 1/1/2015 (Insured; AMBAC)                                               3,250,000                1,339,942

         Zero Coupon, 1/1/2017 (Insured; AMBAC)                                               5,000,000                1,801,750

         Zero Coupon, 1/1/2018 (Insured; AMBAC)                                               2,500,000                  841,000

         Zero Coupon, 1/1/2020 (Insured; AMBAC)                                               6,500,000                1,903,785

         Zero Coupon, 1/1/2022 (Insured; AMBAC)                                               6,000,000                1,547,640

   Local or Guaranteed Housing,

      First Mortgage (Fellowship Village):

         5.50%, 1/1/2018                                                                      2,500,000                2,162,000

         5.50%, 1/1/2025                                                                      3,000,000                2,506,050

   (Morris Hall / Saint Lawrence Inc. Project)

      5.50%, 4/1/2027 (LOC; Corestates Bank)                                                  3,500,000                3,193,855

   Special Facilities Revenue (Continental Airlines

      Inc. Project) 6.25%, 9/15/2019                                                         10,000,000                9,360,200

   State Lease Revenue (Bergen County Administration

      Complex) 4.75%, 11/15/2026 (Insured; MBIA)                                              9,925,000                8,125,399

   Transportation Project Sublease:

      5.25%, 5/1/2017 (Insured; FSA)                                                          3,000,000                2,803,770

      5%, 5/1/2018 (Insured; FSA)                                                             4,115,000                3,688,233

   Waste Paper Recycling (Marcal Paper Mills Inc. Project):

      6.25%, 2/1/2009                                                                         6,605,000                6,606,849

      8.50%, 2/1/2010                                                                         5,850,000                6,395,044

   Water Facilities:

      (American Water Co. Inc. Project) :

         6.50%, 4/1/2022 (Insured; FGIC)                                                     11,500,000               11,675,030

         5.25%, 7/1/2038 (Insured; FGIC)                                                      5,315,000                4,547,514

      (Elizabeth Water Co. Project) 6.70%, 8/1/2021                                           3,965,000                4,132,442

New Jersey Educational Facilities Authority, Revenue:

   (Institute for Advanced Study) 5%, 7/1/2028                                                2,310,000                1,970,800

   (New Jersey City University)

      4.75%, 7/1/2020 (Insured; AMBAC)                                                        1,000,000                  846,880

   (Saint Peter's College Project):

      5.375%, 7/1/2018                                                                        1,000,000                  893,260

      5.50%, 7/1/2027                                                                         1,750,000                1,523,725

   (Seton Hall University Project):

      7%, 7/1/2021                                                                            2,320,000                2,445,419

      7%, 7/1/2021 (Prerefunded 7/1/2001)                                                     1,180,000  (a)           1,243,791

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue:

    (Burdette Tomlin Memorial Hospital):

         5.50%, 7/1/2019                                                                      1,500,000                1,346,970

         5.50% 7/1/2029                                                                       5,000,000                4,332,750

      (Catholic Health East) 4.75%, 11/15/2021                                                2,000,000                1,658,280

      (Centrastate Medical Center Obligated Group)

         4.50%, 7/1/2028 (Insured: AMBAC)                                                    10,890,000                8,401,744

      (Kimball Medical Center)

         8%, 7/1/2013 (Prerefunded 7/1/2000)                                                 12,375,000  (a)          12,859,976

      (Meridian Health Systems Obligated Group)

         5.25%, 7/1/2029 (Insured; FSA)                                                       1,350,000                1,188,013

      (Palisades Medical Center Obligated Group):

         7.50%, 7/1/2006                                                                        635,000                  663,023

         7.50%, 7/1/2006 (Prerefunded 7/1/2002)                                               1,040,000  (a)           1,100,840

         5.25%, 7/1/2018 (Insured; ACA)                                                       1,550,000                1,279,014

         5.20%, 7/1/2019 (Insured; ACA)                                                       1,725,000                1,472,167

         7.60%, 7/1/2021                                                                        950,000                  991,401

         7.60%, 7/1/2021 (Prerefunded 7/1/2002)                                               1,400,000  (a)           1,519,826

      (Pascack Valley Hospital Association)

         5.125%, 7/1/2028                                                                     4,050,000                3,069,738

      (Raritan Bay Medical Center) 7.25%, 7/1/2014                                           11,400,000               10,990,170

      (Saint Barnabas Health):

         Zero Coupon, 7/1/2023 (Insured; MBIA)                                                5,000,000                1,173,200

         5%, 7/1/2024 (Insured; MBIA)                                                         5,755,000                4,945,559

      (Saint Elizabeth Hospital Obligated Group):

         6%, 7/1/2014                                                                         2,500,000                2,266,100

         6%, 7/1/2020                                                                         3,000,000                2,611,500

New Jersey Higher Education Assistance Authority, Student

  Loan Revenue:

      5.30%, 6/1/2017 (Insured; AMBAC)                                                        7,585,000                7,033,495

      5.25%, 6/1/2018 (Insured; MBIA)                                                           900,000                  822,051

New Jersey Highway Authority, Revenue (Garden State

   Parkway) 6%, 1/1/2019                                                                      2,000,000                2,058,280

New Jersey Housing and Mortgage Finance Agency, Revenue:

  Multi-Family Housing:

      5.65%, 5/1/2040 (Insured; AMBAC)                                                        1,700,000                1,585,539

      (Presidential Plaza at Newport Project)

         7%, 5/1/2030 (Insured; FHA)                                                          4,000,000                4,193,200

   Rental Housing (Tiffany Manor) 6.75%, 11/1/2022                                            9,310,000                9,593,024

New Jersey Sports and Exposition Authority:

  Convention Center Luxury Revenue

      5%, 9/1/2019 (Insured; MBIA)                                                            6,210,000                5,488,274

   Recreational Revenue 4.50%, 3/1/2024                                                         550,000                  440,347


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Transit Corp., Lease Purchase Agreement, COP

  (Raymond Plaza East Inc.)

   6.50%, 10/1/2016 (Insured; FSA)                                                            3,945,000                4,227,659

New Jersey Transportation Trust Fund Authority

  (Transportation System):

      6.50%, 6/15/2011 (Insured; MBIA)                                                       11,000,000               12,177,220

      7%, 6/15/2012 (Insured; MBIA)                                                           6,000,000                6,894,480

      5.75%, 6/15/2017                                                                        6,000,000                5,996,520

      5.75%, 6/15/2018                                                                        6,000,000                5,962,740

      5.75%, 6/15/2020                                                                        6,500,000                6,403,800

New Jersey Turnpike Authority, Turnpike Revenue

   6.50%, 1/1/2016 (Insured; MBIA)                                                           14,665,000               15,973,118

North Jersey District Water Supply Commission,

  Sewer Revenue (Wanaque South Project)

   6%, 7/1/2019 (Insured; MBIA)                                                               2,000,000                2,071,040

Ocean County, General Improvement 5.375%, 12/1/2019                                           1,700,000                1,593,308

Ocean County Pollution Control Financing Authority, PCR

   (Ciba Geigy Corp. Project) 6%, 5/1/2020                                                   10,000,000               10,042,000

Port Authority of New York and New Jersey:

  Port, Airport, and Marina Improvements Revenue:

      5.25%, 7/1/2014                                                                         1,605,000                1,505,025

      (Consolidated Bond 116th Series)

         4.25%, 10/1/2026 (Insured; AMBAC)                                                   13,910,000               10,395,639

      (Consolidated Bond 119th Series)

         5.50%, 9/15/2019 (Insured; FGIC)                                                     4,500,000                4,224,240

   Special Obligation Revenue:

      (U.S. Air LaGuardia Project) 9.125%, 12/1/2015                                          6,500,000                6,818,435

      (JFK International Air Terminal):

         6.25%, 12/1/2015 (Insured; MBIA)                                                     5,000,000                5,266,150

         5.75%, 12/1/2022 (Insured; MBIA)                                                    17,370,000               16,654,703

South Jersey Transportation Authority, Revenue:

  Port, Airport and Marina Lease (Raytheon

      Aircraft Service Inc. Project) 6.15%, 1/1/2022                                            510,000                  466,222

   Transportation System 5%, 11/1/2029 (Insured; AMBAC)                                       7,250,000                6,164,095

Western Monmouth Utilities Authority, Sewer Revenue

   5.60%, 2/1/2014 (Insured; AMBAC)                                                           2,190,000                2,194,314

West New York Municipal Utilities Authority,

  Sewer Revenue 7.30%, 12/15/2017

   (Prerefunded 12/15/2000) (Insured; FGIC)                                                   6,250,000  (a)           6,561,438

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED --10.5%

Guam Power Authority 5%, 10/1/2024                                                            1,240,000                1,063,300

Commonwealth of Puerto Rico:

   6.50%, 7/1/2014 (Insured; MBIA)                                                            7,260,000                8,005,820

   5.65%, 7/1/2015 (Insured; MBIA)                                                            2,000,000                2,021,640

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      5.444%, 7/1/2007                                                                       11,100,000  (b)          11,349,750

      5.548%, 7/1/2009                                                                        2,950,000  (b)           2,961,062

      6.625%, Series S, 7/1/2018 (Prerefunded 7/1/2002)                                      13,000,000  (a)          13,838,370

      5%, 7/1/2036                                                                            8,000,000                6,593,760

Puerto Rico Port Authority, Special Facilities Revenue

  (American Airlines Inc. Project)

   6.25%, 6/1/2026 (Guaranteed; AMR Corp.)                                                    3,000,000                2,907,540

Puerto Rico Public Buildings Authority, Revenue

   5.25%, 7/1/2021 (Insured; FSA)                                                             2,700,000                2,467,827

Virgin Islands Public Finance Authority, Revenues,

  Gross Receipts Taxes Loan Note:

      6.375%, 10/1/2019                                                                       2,000,000                1,969,980

      6.50%, 10/1/2024                                                                        2,000,000                1,980,320

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $505,608,844)                                                                                               499,534,295
------------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM MUNICIPAL INVESTMENTS--3.2%
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY;

New Jersey Economic Development Authority, EDR, VRDN

  (El Dorado Terminal Project)

   4.90% (Guaranteed; Dow Chemical Corp.)                                                     5,300,000  (d)           5,300,000

Port Authority of New York and New Jersey

  Special Obligation Revenue, VRDN:

      4.90% (SBPA; Morgan Guaranty Trust Co.)                                                 5,200,000  (d)           5,200,000

      5% (SBPA; Bank of Nova Scotia)                                                          6,450,000  (d)           6,450,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $16,950,000)                                                                                                 16,950,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $522,558,844)                                                                            98.1%              516,484,295

CASH AND RECEIVABLES (NET)                                                                         1.9%                9,894,346

NET ASSETS                                                                                       100.0%              526,378,641


Summary of Abbreviations

ACA                       American Capital Access
AMBAC                     American Municipal Bond
                             Assurance Corporation
COP                       Certificate of Participation
EDR                       Economic Development Revenue
FGIC                      Financial Guaranty Insurance
                             Company
FHA                       Federal Housing Administration
FNMA                      Federal National Mortgage
                             Association
FSA                       Financial Security Assurance
LOC                       Letter of Credit
LR                        Lease Revenue
MBIA                      Municipal Bond
                             Investors Assurance
                             Insurance Corporation
MFHR                      Multi-Family Housing Revenue
PCR                       Pollution Control Revenue
SBPA                      Standby Bond Purchase
                             Agreement
VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              57.7
AA                               Aa                              AA                                                9.7
A                                A                               A                                                11.9
BBB                              Baa                             BBB                                               7.8
BB                               Ba                              BB                                                3.1
F1                               Mig1                            SP1                                               3.3
Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      6.5

                                                                                                                 100.0

     (A)  BONDS WHICH ARE  PREREFUNDED  ARE  COLLATERALIZED  BY U.S.  GOVERNMENT
          SECURITIES  WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
          INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
          EARLIEST REFUNDING DATE.

     (B)  INVERSE  FLOATER  SECURITY--THE  INTEREST  RATE IS  SUBJECT  TO CHANGE
          PERIODICALLY.

     (C)  SECURITIES EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES
          ACT OF 1933.  THESE  SECURITIES MAY BE RESOLD IN  TRANSACTIONS  EXEMPT
          FROM  REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT
          DECEMBER 31, 1999, THESE SECURITIES AMOUNTED TO $19,751,460 OR 3.8% OF
          NET ASSETS.

     (D)  SECURITIES  PAYABLE  ON DEMAND.  VARIABLE  RATE  INTEREST--SUBJECT  TO
          PERIODIC CHANGE.

     (E)  SECURITIES  WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND  STANDARD &
          POOR'S,  HAVE  BEEN  DETERMINED  BY THE  MANAGER  TO BE OF  COMPARABLE
          QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           522,558,844   516,484,295

Cash                                                                     86,356

Interest receivable                                                   9,735,792

Receivable for investment securities sold                               523,127

Prepaid expenses                                                          8,219

                                                                    526,837,789
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           337,440

Due to Distributor                                                       11,671

Payable for shares of Common Stock redeemed                               7,044

Accrued expenses                                                        102,993

                                                                        459,148
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      526,378,641
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     537,175,040

Accumulated net realized gain (loss) on investments                 (4,721,850)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (6,074,549)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     526,378,641
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      43,311,635

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   12.15

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     33,756,666

EXPENSES:

Management fee--Note 3(a)                                            3,472,134

Shareholder servicing costs--Note 3(b)                               1,724,097

Custodian fees                                                          57,984

Professional fees                                                       49,627

Directors' fees and expenses--Note 3(c)                                 38,552

Prospectus and shareholders' reports--Note 3(b)                         25,552

Registration fees                                                       15,570

Loan commitment fees--Note 2                                             2,617

Miscellaneous                                                           31,073

TOTAL EXPENSES                                                       5,417,206

Less--reduction in management fee due to undertaking--Note 3(a)      (266,399)

NET EXPENSES                                                         5,150,807

INVESTMENT INCOME--NET                                              28,605,859
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (4,627,594)

Net unrealized appreciation (depreciation) on investments         (48,653,360)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (53,280,954)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (24,675,095)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                                   -----------------------------
                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         28,605,859           29,114,716

Net realized gain (loss) on investments       (4,627,594)            4,847,822

Net unrealized appreciation (depreciation)
   on investments                            (48,653,360)              154,655

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (24,675,095)           34,117,193
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (28,605,859)         (29,114,716)

Net realized gain on investments              (1,652,869)          (4,012,166)

TOTAL DIVIDENDS                              (30,258,728)         (33,126,882)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  69,052,804           92,256,576

Dividends reinvested                           22,112,337           24,418,722

Cost of shares redeemed                     (116,240,542)        (107,496,015)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (25,075,401)            9,179,283

TOTAL INCREASE (DECREASE) IN NET ASSETS      (80,009,224)           10,169,594
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           606,387,865          596,218,271

END OF PERIOD                                 526,378,641          606,387,865
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     5,305,991            6,885,374

Shares issued for dividends reinvested          1,724,972            1,821,205

Shares redeemed                               (9,059,009)          (8,025,203)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,028,046)             681,376

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                 1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.37          13.35          13.00          13.53         12.41

Investment Operations:

Investment income--net                                            .64            .65            .68            .72           .74

Net realized and unrealized
   gain (loss) on investments                                   (1.18)           .11            .44           (.30)         1.12

Total from Investment Operations                                 (.54)           .76           1.12            .42          1.86

Distributions:

Dividends from investment income--net                            (.64)          (.65)          (.68)          (.72)         (.74)

Dividends from net realized gain on
   investments                                                   (.04)          (.09)          (.09)          (.23)         (.00)(a)

Total Distributions                                              (.68)          (.74)          (.77)          (.95)         (.74)

Net asset value, end of period                                  12.15          13.37          13.35          13.00         13.53
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (4.24)          5.82           8.84           3.43         15.29
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .89             .90            .80           .80            .80

Ratio of net investment income
   to average net assets                                        4.94            4.86           5.23          5.46           5.67

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                       .05             .04            .14           .14            .15

Portfolio Turnover Rate                                        37.02           36.39          28.01         31.30          24.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        526,379         606,388        596,218       593,949        653,836

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the fund's Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $15,261 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,113,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2007.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expense, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .85 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $266,399 during the period ended December 31, 1999.

(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund' s shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the fund and for Servicing, at an aggregate annual rate of .25 of 1% of the value of the fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amount, if any, to be paid to Service Agents and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or . 005 of 1% of the value of the fund's average daily net assets for any full year. During the period ended December 31, 1999, the fund was charged $1,452,892 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the fund was charged $192,163 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's Exchange privilege. During the period ended December 31, 1999, redemption fees retained by the fund amounted to $686.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $209,029,333 and $261,879,778, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At December 31, 1999, accumulated net unrealized depreciation on investments was
$6,074,549,   consisting   of  $12,917,800  gross  unrealized  appreciation  and
$18,992,349 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus New Jersey Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Bond Fund, Inc., including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Bond Fund, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                            [Ernst And Young LLP signature logo]

New York, New York

February 3, 2000

                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended December 31, 1999:

   --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes), and

--the fund hereby designates $.0323 per share as a long-term capital gain distribution of the $.0365 per share paid on July 15, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gains distributions paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.




                        For More Information

                        Dreyfus New Jersey Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  750AR9912